Exhibit (h)(3)(ii)

SCHEDULE A

TO THE FUND ACCOUNTING AGREEMENT

BETWEEN PROFUNDS AND BISYS FUND SERVICES, OHIO, INC. AND

BETWEEN ACCESS ONE TRUST AND BISYS FUND SERVICES, OHIO, INC.

AS OF DECEMBER 14, 2006

PROFUNDS:

Airlines UltraSector ProFund

Asia 30 ProFund

Banks UltraSector ProFund

Basic Materials UltraSector ProFund

Bear ProFund

Biotechnology UltraSector ProFund

Broad Market ProFund

Bull ProFund

Consumer Goods UltraSector ProFund

Consumer Services UltraSector ProFund

Dividend Equities ProFund

Dow 30 ProFund

EqualOTC ProFund

Europe 30 ProFund

Falling U.S. Dollar ProFund

Financials UltraSector ProFund

Health Care UltraSector ProFund

Industrials UltraSector ProFund

International ProFund

Internet UltraSector ProFund

Large-Cap Growth ProFund

Large-Cap Value ProFund

Leisure Goods UltraSector ProFund

Mid-Cap Growth ProFund

Mid-Cap ProFund

Mid-Cap Value ProFund

Mobile Telecommunications UltraSector ProFund

Money Market ProFund

Oil & Gas UltraSector ProFund

Oil Equipment, Services & Distribution UltraSector ProFund

OTC ProFund

Pharmaceuticals UltraSector ProFund

Precious Metals UltraSector ProFund

Real Estate UltraSector ProFund

Rising Rates Opportunity 10 ProFund

Rising Rates Opportunity ProFund

Rising U.S. Dollar ProFund

Semiconductor UltraSector ProFund

Short Asia ProFund

Short Basic Materials ProFund

Short Biotechnology ProFund

Short Broad Market ProFund

Short Consumer Goods ProFund

Short Consumer Services ProFund

Short Crude Oil ProFund

Short Dividend Equities ProFund

Short Dow 30 ProFund

Short EqualOTC ProFund

Short Europe 30 ProFund

Short Financials ProFund

Short Gold Commodity ProFund

Short Health Care ProFund

Short Industrials ProFund

Short International ProFund

Short Mid-Cap ProFund

Short Natural Gas ProFund

Short Oil & Gas ProFund

Short Oil Equipment, Services & Distribution ProFund

Short OTC ProFund

Short Precious Metals ProFund

Short Real Estate ProFund

Short Small-Cap ProFund

Short Technology ProFund

Short Telecommunications ProFund

Short Transportation ProFund

Short Utilities ProFund

Small-Cap Growth ProFund

Small-Cap ProFund

Small-Cap Value ProFund

Technology UltraSector ProFund

Telecommunications UltraSector ProFund

Transportation UltraSector ProFund

U.S. Government 10 ProFund

U.S. Government 30 ProFund

U.S. Government Plus ProFund

UltraBear ProFund

UltraBull ProFund

UltraCrude Oil ProFund

UltraDow 30 ProFund

UltraEmerging Markets ProFund

UltraGold Commodity ProFund

UltraInternational ProFund

UltraJapan ProFund

UltraLatin America ProFund

UltraMid-Cap ProFund

UltraNatural Gas ProFund

UltraOTC ProFund

UltraShort Dow 30 ProFund

UltraShort Emerging Markets ProFund

UltraShort International ProFund

UltraShort Japan ProFund

UltraShort Latin America ProFund

UltraShort Mid-Cap ProFund

UltraShort OTC ProFund

UltraShort Small-Cap ProFund

UltraSmall-Cap ProFund

Utilities UltraSector ProFund

PROFUNDS VP:

ProFund VP Airlines

ProFund VP Asia 30

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Bear

ProFund VP Biotechnology

ProFund VP Broad Market

ProFund VP Bull

ProFund VP Bull Plus

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Crude Oil

ProFund VP Dividend Equities

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP EqualOTC

ProFund VP Europe 30

ProFund VP Falling U.S. Dollar ProFund

ProFund VP Financials

ProFund VP Gold Commodity

ProFund VP Health Care

ProFund VP Industrials

ProFund VP International

ProFund VP Internet

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Leisure Goods

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Mobile Telecommunications

ProFund VP Money Market

ProFund VP Natural Gas

ProFund VP Natural Resources

ProFund VP Oil & Gas

ProFund VP Oil Equipment, Services & Distribution

ProFund VP OTC

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Rising Rates Opportunity

ProFund VP Rising U.S. Dollar ProFund

ProFund VP Semiconductor

ProFund VP Short Asia

ProFund VP Short Basic Materials

ProFund VP Short Biotechnology

ProFund VP Short Broad Market

ProFund VP Short Consumer Goods

ProFund VP Short Consumer Services

ProFund VP Short Crude Oil

ProFund VP Short Dividend Equities

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short EqualOTC

ProFund VP Short Europe 30

ProFund VP Short Financials

ProFund VP Short Gold Commodity

ProFund VP Short Health Care

ProFund VP Short Industrials

ProFund VP Short International

ProFund VP Short Japan

ProFund VP Short Mid-Cap

ProFund VP Short Natural Gas

ProFund VP Short Oil & Gas

ProFund VP Short Oil Equipment, Services & Distribution

ProFund VP Short OTC

ProFund VP Short Precious Metals

ProFund VP Short Real Estate

ProFund VP Short Small-Cap

ProFund VP Short Technology

ProFund VP Short Telecommunications

ProFund VP Short Transportation

ProFund VP Short Utilities

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP Transportation UltraSector

ProFund VP U.S. Government 10

ProFund VP U.S. Government Plus

ProFund VP UltraBear

ProFund VP UltraBull

ProFund VP UltraDow 30

ProFund VP UltraEurope

ProFund VP UltraInternational

ProFund VP UltraLatin America

ProFund VP UltraMid-Cap

ProFund VP UltraOTC

ProFund VP UltraShort Dow 30

ProFund VP UltraShort International

ProFund VP UltraShort Japan

ProFund VP UltraShort Latin America

ProFund VP UltraShort Mid-Cap

ProFund VP UltraShort OTC

ProFund VP UltraShort Small-Cap

ProFund VP UltraSmall-Cap

ProFund VP Utilities

ACCESS ONE TRUST:

Access Flex High Yield Fund

Access Flex Bear High Yield Fund

Access Commodity Fund

Access Bear Commodity Fund

ACCESS ONE TRUST VP:

Access VP High Yield Fund

Access VP Bear High Yield Fund

PROFUNDS

By:	/s/ Louis M. Mayberg

Name:	Louis M. Mayberg
Title:	President

ACCESS ONE TRUST

By:	/s/ Louis M. Mayberg
Name:	Louis M. Mayberg
Title:	President

BISYS FUND SERVICES
LIMITED PARTNERSHIP

By:	/s/ Fred Naddaff
Name:	Fred Naddaff
Title:	President